1933 Act File No. 2-27183

1940 Act File No. 811-1528

BRUCE FUND, INC.

(formerly "The Herold Fund, Inc.")

(Exact Name of Registrant as Specified in Charter]

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

BRUCE FUND, INC. 20 N. Wacker Drive

Suite 2414 Chicago, Illinois 60606

(312) 236-9160

BRUCE FUND, INC. / PROSPECTUS

Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund’s objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

This Prospectus sets forth concise information about Bruce Fund, Inc. (the "Fund") that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference.

___________________________

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

___________________________

October 31, 2005

Bruce Fund Risk/Return Summary: Investments, Risks, and Performance

Investment Objective

Bruce Fund’s primary investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund manager (Bruce & Co., Inc.) seeks to achieve the objective by investing primarily in domestic common stocks and bonds, including “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds.

Other debt securities, traded on exchanges or over-the-counter, may be acquired at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value.

The Fund invests in domestic common stocks of any capitalization where the overriding strategy is long-term capital appreciation. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired.

The Fund may sell a security if 1) the security reaches the adviser’s valuation target, 2) the adviser believes the company’s fundamentals have changed, or 3) the company is not performing as expected.

Principal Investment Risks

The Fund is subject to the following principal investment risks:

Small or Micro Cap Investing. The value of securities of smaller, less well-known issuers, can be substantially more volatile than that of larger issuers. Small companies may have limited product lines, markets or financial resources. Their management may be dependent on a limited number of key individuals.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund being able to invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk, if so invested.

Maturity Risk. The longer the maturity of a debt security the more it fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default resulting in no repayment to the holder at maturity. Various credit rating firms many times, rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Non-Diversification Risk. The effect of the Fund being able to invest, without restriction, in U.S. Government "zero coupon" bonds could result in the Fund being non-diversified and could result in substantial interest rate, maturity and volatility risks.

Foreign Investing Risk. Foreign stocks may under perform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Investors must recognize there is a risk of loss of money in investing in Fund shares, as there is in any investment seeking capital appreciation, including securities issued by the U.S. Treasury.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Funds' other investment risks.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year, and comparing this information to broader measures of market performance. Past performance, before and after taxes, is not necessarily an indication of future performance.

Total Returns before Taxes for Years Ending December 31

(Chart Omitted)

Year           1995     1996     1997     1998     1999     2000     2001     2002    2003     2004

Return       64.78    -2.32     30.24    -6.02    -19.78   38.64    22.48    9.23     66.81    57.19

For the period included in the bar chart, the Fund’s highest quarterly return was 29.90% (the 2nd quarter of 2003), and the lowest was -12.64% (the 1st quarter of 1996). The returns for the first three calendar quarters of 2005 were -4.15%, 5.37% and 9.79%.

Average Annual Total Returns For Periods ended December 31, 2004

One Year	Five Years	Ten Years

Bruce Fund

- Return before Tax	57.19%	37.21%	22.62%

- Return after Taxes on

Distributions	55.97%	34.38%	20.40%
Return after Taxes on Dist. &
Gains after sale of shares	37.74%	31.74%	19.16%

S & P 500 Stock Index	10.88%	-2.30%	12.07%
Russell 2000 Stock Index	22.25%	17.23%	15.17%

The S & P 500 Stock Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. Because the S&P 500 Stock Index is an industry standard, it is used to compare the performance of the Bruce Fund.

The Russell 2000 Stock Index is an unmanaged index that represents the average performance of a group of stocks and is widely used as a benchmark for small-capitalization U.S. companies. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees, taxes or expenses.

After-tax returns are calculated using the historical highest income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation.

After-tax returns are not relevant for tax-deferred accounts.

Risk/Return Summary: Fee Table

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth below are for the 2005 fiscal year.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases	0.00%
Sales Load/ Reinvested Dividends	0.00%
Contingent Deferred Sales Load	0.00%
Redemption Fees	0.00%
Exchange Fees	0.00%

Annual Fund Operating Expenses

Management Fees	0.77%
12b-1 Fees	0.00%
Other Expenses	0.26%
Total Operating Expenses	1.03%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same each year. Although the actual expenses may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$108	$342	$599	$1,362

Investment Objectives, Principal Investment Strategies

The Fund's primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval. The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund Advisor sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued.

The likelihood of losing some or all of those assets invested in turnaround or distressed situations are much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term. A blend of both growth and value criteria are used to evaluate potential investments.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

Management's Discussion of Fund Performance

The annual and semi-annual report to shareholders of the Fund contains performance information in addition to that included in this prospectus. The Bruce Fund makes available shareholder reports to all recipients of its prospectus upon request and without charge.

Disclosure of Portfolio Securities

Policies and procedures have been established to protect the Fund's non-public information. Information is made available through the Fund's financial reports and government filings and is made available upon request. The Board has established that disclosure of unreported holdings or selective disclosures are not to be made to any persons.

Management, Organization and Capital Structure

The Fund has entered into an Investment Advisory Agreement employing Bruce and Co. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co. presently manages no other mutual fund or investment company. This Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval. A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders.

The advisor, Bruce and Co., is an Illinois corporation, controlled by Robert B. Bruce; it is located at Suite 2414, 20 North Wacker Drive, Chicago, Illinois 60606.

The Fund is team managed by Robert B. Bruce and R. Jeffrey Bruce who are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Robert B. Bruce is president and treasurer of the Fund, positions he has held since October 1983. He is also the chief compliance officer of the Fund. Mr. Bruce has worked as an independent investment manager since 1974. R. Jeffrey Bruce is vice-president and secretary of the Fund, and has worked as an analyst/manager since April 1983.

Bruce and Co.'s compensation for its services to the Fund are calculated as follows:

Annual Percentage Fee	Applied to Average Net Assets of Fund

1.0%	Up to $20,000,000; plus
0.6%	$20,000,000 through $l00, 000,000;plus
0.5%	over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The annual percentage fee might be higher than the fee charged to other open-end investment companies. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, transfer agencies and brokers' commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $342,177 during the 2005 fiscal year (0.77% of average net assets)

Pending Legal Proceedings

There are no legal proceedings to which the Fund or the adviser is a party

Capital Stock

The Fund has only one class of authorized stock: Capital Stock, $1.00 par value. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "Redemption of Fund Shares" and "Determination of Net Asset Value") and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liability associated with ownership of Fund stock.

Shareholder Information

Pricing of Fund Shares

Fund shares are priced at net asset value (NAV), which management determines as of 3:00 P.M. Central Time each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued-expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the closing bid price. The net asset value would also be determined at the close of business on any other day on which the current net asset value of the Fund's shares are materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund's business days will be the same as those of the New York Stock Exchange.

Fair Value Pricing

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. The current approved fair value pricing includes using a combination of the last sales price; last bid and asked price; a third party bid and asked price; and/or an indicated opening range to determine a good faith estimate for the security. Odd lot differentials and brokerage commissions will be excluded in calculating values. The effect of using fair value pricing is that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.

Purchase of Fund Shares

To invest in Fund shares, the investor should complete the Order Form enclosed with this Prospectus. The completed and signed application, accompanied by payment to Bruce Fund, Inc., should be mailed to Bruce Fund, Inc., c/o Unified Fund Services, 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1897. All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders will be notified in the event such minimum purchase-amounts are changed. Stock certificates are no longer issued.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, with a written request addressed to Unified Fund Services. Redemption requests should include: the account number, the amount of money or shares to be redeemed, the names on the account, and must be signed exactly as the account is registered. The letter should be signed by all of the shareholders whose names appear on the account registration. A SIGNATURE GUARANTEE of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.
•	When redemption proceeds are sent to a different address than that registered on the account.
•	If the proceeds are to be made payable to someone other than the account owner(s).
•	If a change of address request has been received by the transfer agent within the last 30 days.
•	For all redemptions of $25,000 or more from any shareholder account.

The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. Signatures on endorsed certificates submitted for redemption must also be similarly guaranteed. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt. A notary public cannot provide a signature guarantee.

The redemption price is the net asset value per share determined as described previously. See, "Pricing of Fund Shares". Payment for shares redeemed, except as described hereafter, is made by the Fund to the shareholder no later than seven days after the instructions are properly received, but the Fund may suspend the right of redemption, subject to rules and regulations of the Securities and Exchange Commission, at any time when (a) The New York Stock Exchange is closed, (b) trading on such exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (d) the Commission by order permits such suspension for the protection of shareholders.

If in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. Securities delivered in payment of redemptions are valued at the same value of the Fund's assets.

Shareholders receiving such securities or redemption will incur brokerage costs on the sale thereof.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distribution are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see "Determination of Net Asset Value") next determined after the dividend declaration and are credited to the shareholder's account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Market Timing Policy

It is the Fund's policy not to accept the subsequent investment by persons engaging in frequent trades. The Fund's Board of Directors has adopted this policy. The risks to shareholders, of not discouraging and enforcing the market timing policy, would be potentially higher costs and/or disruption of the management of the fund. There is no assurance the Fund will be able to identify and eliminate all market timers. The Fund reserves the right to reject any purchase order for any reason.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton, L.L.P., whose report, along with the Fund’s financial statements, are included in the Statement of Additional Information and in the annual report to shareholders, either or both of which are available upon request.

Selected data for each share of capital stock outstanding through each year is presented below:

2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period (B)	$ 283.34	$184.27	$145.67	$157.42	$128.15

Net Investment Income                                  5.67              4.41           6.19           6.76            4.74

Net Gains or (Losses) on Investments        73.01         107.66        50.11           6.74           35.43

(both realized and unrealized)

Total From Investment Operations            78.68          112.07        56.30         13.50          40.17

Distribution (from net investment

income) (A)                                           (5.19)          (5.35)          (5.30)      (8.00)          (1.90)

Distribution (from net capital gain) (A)	(6.48)	(7.65)	(12.40)	(17.25)	(9.00)
Total Distributions	(11.67)	(13.00)	(17.70)	(25.25)	(10.90)

Net Asset Value, End of Period (C)	$350.35	$283.34	$184.27	$145.67	$ 157.42

Total Return                                                             27.80%       62.52%      41.99%       8.26%      32.26%

Ratios/Supplemental Data

Net Assets, End of Period ($ million)                       $81.54        $14.88          $ 5.34      $ 3.70         $ 3.29

Ratio of Expenses to Average Net Assets[1]	1.03%	1.17%	1.41%	1.46%	1.60%

Ratio of Net Income to Average Net Assets           1.73%         1.81%         4.11%      4.27%        3.28%

Portfolio Turnover Rate	10.05%	22.01%	30.72%	28.59%	49.42%

                                                                                                     _________________________

1 Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date, (B)number of shares at beginning of year, (C) number of shares at end of year.

2 Ratio of expenses to average net assets before reimbursement for 2004, 2003, 2002 and 2001 was 1.27%,1.62%, 1.67% and 1.85% respectively. There were no expense reimbursements in 2005.

3 Ratio of net income to average net assets before reimbursement for 2004, 2003, 2002 and 2001 was 1.70%, 3.90%, 4.07% and 3.03% respectively. There were no expense reimbursements in 2005.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information

PROSPECTUS

October 31, 2005

BRUCE FUND, INC.

BRUCE FUND, INC.

20 North Wacker Drive

Chicago, Illinois 60606

Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-872-7823. The Statement of additional Information contains more information on Fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. The Form N-Q (Quarterly Schedule of Portfolio Holdings) is filed shortly after the end of the first and third quarters. These and other Fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-872-7823

BY MAIL:	Bruce Fund, Inc. at the above address
or
Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

IN PERSON:	Public Reference Room
Securities and Exchange Commission
Washington, D.C.
(call 1-202-942-8090 for more information)

BY ELECTRONIC REQUEST: at the following email address:

publicinfo@SEC.gov (a duplication fee is charged)
also free upon request at the website www.thebrucefund.com

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act File Number:          811-1528

STATEMENT OF ADDITIONAL INFORMATION

BRUCE FUND, INC.

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(312) 236-9160

This Statement of Additional Information is not a Prospectus, but it should be read in conjunction with the Prospectus. The Prospectus may be obtained by writing or calling the Bruce Fund. Certain information is incorporated by reference to the Annual Report to Shareholders dated June 30, 2005. The Report to Shareholders is available, without charge, upon request by calling 1-800-872-7823 or by visiting the website www.thebrucefund.com. This Statement of Additional Information relates to the Prospectus dated October 31, 2005.

Date: October 31, 2005

Table of Contents

Fund History	2

Fund History:   Bruce Fund, Inc. is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983.

Classification: The Fund is an open end, diversified, management investment company.

Investment Strategies and Risks: The principal strategies followed in seeking to achieve the Fund’s primary investment objective of long-term capital appreciation are described in the prospectus. Securities of unseasoned companies, where the risks are considerably greater than common stocks of more established companies, may also be acquired from time to time if the Fund management believes such investments offer possibilities of capital appreciation. The Fund may also invest in securities convertible into common stocks, preferred stocks, other debt securities and warrants. The Investment Restrictions, to which the Fund is subject, limit the percentage of total fund assets that may be invested in the securities of any one issuer. These restrictions do not apply to securities representing ownership interest in United States Government securities.

Fund Policies: The Fund has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined by the Investment Company Act. These fundamental policies are:

1.           Securities of other investment companies will not be purchased, except the Fund may purchase securities issued by money market funds.

2.          The Fund will not acquire or retain any security issued by a company if one or more officers or directors of the Fund or any affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such stock or security.

3.	The Fund will not borrow money or pledge any of its assets.

4.          Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

5.            The Fund will not sell short, buy on margin or engage in arbitrage transactions.

6.          The Fund will not lend money, except for the purchase of a portion of an issue of publicly-distributed debt securities.

7.          The Fund will not buy or sell commodities, commodity futures contracts or options on such contracts.

8.          The Fund will not act as an underwriter or distributor of securities, other than its own capital stock, except as it may be considered a technical "underwriter" as to certain securities which may not be publicly sold without registration under the Securities Act of 1933.

9.          The Fund will not purchase or write any puts, calls or combinations thereof. The Fund may, however, purchase warrants for the purchase of securities of the same issuer issuing such warrants, or of a subsidiary of such issuer. The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of the Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be Warrants which are not listed on a national exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.        The Fund will not purchase or own real estate or interests in real estate, except in the marketable securities of real estate investment trusts.

11.        The Fund will not purchase any securities which would cause more than 10% of the Fund's net assets at the time of purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933.

12.        Not more than 25% of the value of the Fund's total assets (exclusive of government securities) will be invested in companies of any one industry or group of related industries. The Fund will not issue senior securities.

13.        The Fund will be required to have at least 75% of the value of its total assets represented by (i) cash and cash items (including receivables), (ii) government securities as defined in the Investment Company Act of 1940, and (iii) other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.

14.	The Fund will not invest in oil, gas or other mineral leases.

It is the policy of the Fund not to invest more than 5% of the value of the Fund's total assets in securities of issuers, including their predecessor, which have been in operation less than three years. There is no restriction against making investments in the securities of unseasoned issuers or of foreign issuers and such investments may be made in management's discretion, without approval of a majority of the Fund's outstanding voting securities.

Disclosure of Portfolio Holdings: With respect to the disclosure of the Fund's portfolio securities, the Board has approved the policy that unreported holdings or selective disclosures are not to be made to any persons. Information about portfolio securities is reported as soon as practical or possible after each quarter end.

Management of the Fund: The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors are elected at the annual meeting and serve until the successor of each shall have been duly elected and shall have qualified. Independent directors (I.D.) constitute a majority of the board.

The current board of directors is:
Directors (1) *Robert B. Bruce Age 73

Business Experience

for Last Five Years

l974 to present - principal, Bruce and Co. (investment advisor); l982 to present - Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

(2) Ward M. Johnson (I.D.) Age 68	2002 to present - Real Estate Sales, Landings Co.; 2000 to 2002 President, Savannah Capital (viatical investments); l997 to 2000 – Publisher “Florida Golfer”magazine.
(3) John R. Nixon (I.D.) Age 64	Member, Chicago Board Options Exchange, Trader

Mr. Bruce has been a director since l983; Mr. Ward M. Johnson was elected in December, l985 and Mr. Nixon was elected in December, 1999.

*R. Jeffrey Bruce is Vice President and Secretary of the Fund, and is Vice President of Bruce and Co., the Fund manager. He has held these positions since 1983. R. Jeffrey Bruce is the son of Robert B. Bruce. (* Indicates Affiliated Person)

Robert B. Bruce and R. Jeffrey Bruce are the only officers and stockholders of the Fund manager, Bruce and Co., which is paid a management fee by the Fund. There are no concessions to directors or affiliated persons who invest in Fund shares. Directors aggregate annual compensation from the Fund is currently set at and listed below:

Ward M. Johnson	$500.00
John R. Nixon	$500.00

Directors are also reimbursed for travel expenses by Bruce and Co.

Code of Ethics: The Fund and the Fund manager have both adopted Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund. Among other provisions, the Code of Ethics requires all investment personnel with access to information about the purchase or sale of securities by the fund to report to the Board of Directors all their security transactions, which is reviewed quarterly.

Proxy Voting Policy: The Fund's Advisers has the discretion to vote each issue as they see fit. It is the Fund's intent to vote each proxy issue in the best interests of its shareholders. The Fund's most recent proxy voting record can be obtained, without charge, upon request, by calling (800) 872-7823 or at the company website at www.thebrucefund.com; and on the SEC's website, www.sec.gov.

Control Persons and Principal Holders of Securities:

(a) Robert B. Bruce is believed by management to be the only person who owns beneficially, either directly or indirectly, more than 4.50% of the voting securities of the Fund. (See, (b) below). Bruce Fund, Inc. is a Maryland corporation. In that no major corporate measure requires approval by more than 75% of all outstanding shares, no person voting alone could permit:

(1) the consolidation, merger, share exchange or transfer of assets to another person;

(2) the distribution of a portion of the assets of the Fund to its stockholders in partial liquidation;

(3) the voluntary dissolution of the Fund;

(4) the "business combination" of the Fund with another person as described in Maryland General Corporation Law, Sec. 3-601 through 3-603.

(b) Robert B. Bruce owned 4.53%, and R. Jeffrey Bruce owned 0.67%, of the outstanding shares of the Fund at September 30, 2005. No person is known to the Board of Directors of the Fund to be the beneficial owner of more than 5%.

(c) Robert B. Bruce, President of the Fund and principal owner of Bruce and Co., investment adviser to the Fund, presently owns 12,941 shares of the Fund, and his wife owns 831 shares; Mr. Bruce disclaims any beneficial ownership in Mrs. Bruce's shares. All other directors, Ward M. Johnson and John R. Nixon, own no shares.

Investment Advisory and Other Services:

(a)          The Board of Directors basis for annually approving or disapproving the existing investment advisory contract, include all of the following: the reasonableness of fees; extent and quality of services provided; investment performance of the fund; control of operating expenses; other revenue to the advisor; and the manner in which portfolio transactions of the fund are conducted.

(b)          Bruce and Co., an Illinois corporation controlled by Robert B. Bruce, is the only investment adviser to the Fund. Mr. Bruce is in control of the adviser, and is Chairman of the Board of Directors, President and Treasurer of the Fund. R. Jeffrey Bruce is the son of Robert B. Bruce, is employed by, and a stockholder, officer and director of, Bruce and Co. and is Vice-President and Secretary of the Fund. Robert B. Bruce has received no salary for the previous five years from Bruce and Co., the Fund's Adviser. There are no payment or manager compensation formulas tied to the Fund. His total compensation from Bruce and Co. comes from his share of the profits to the extent of his ownership. He received no health benefits, retirement benefits or other compensation. R. Jeffrey Bruce received salary from Bruce and Co., as well as profit sharing distributions to the extent of his ownership. Again no payment or manager compensation formulas are tied to the Fund or its performance.

The advisory fee payable by the Fund to Bruce and Co. is a percentage applied to the average net assets of the Fund as follows:

Annual Percentage Fee	Applied to Average Net Assets of Fund

1.0%	Up to $20,000,000; plus

0.6%	$20,000,000 through $100,000,000; plus

0.5%	over $100,000,000

A fee installment will be paid in each month and will be computed on the basis of the average of the daily closing net asset values for each business day of the previous calendar month for which the fee is paid (e.g., 1/12% of such average will be paid in respect to each month in which such average is less than $20 million).

(1)          The advisory fee paid to Bruce and Co. during 2005 was $342,177, during 2004 was $85,923, and during 2003 was $40,913.

(2)          Bruce and Co. manages as of 9-30-05 approximately 112 million dollars in other accounts. There are no accounts in which the advisory fee is based on account performance. There are no material conflicts which would likely affect the manager’s professional judgment with respect to the management of the Fund.

(3)          In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

However, it is generally the Adviser’s and the Portfolio Manager’s policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average.

(4)	The Fund is not subject to any expense limitation provision.

(c)          The following services furnished for and on behalf of the Fund are supplied and paid for wholly or in substantial part by the investment adviser in connection with the Investment Advisory Contract:

The adviser provides suitable office space in its own offices and all necessary office facilities and equipment for managing the assets of the Fund; members of the adviser's organization serve without salaries from the Fund as directors, officers or agents of the Fund, if duly elected or appointed to such positions by the shareholders or by the Board of Directors; the adviser bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

(d)          There are no fees, expenses, and costs of the Fund which are to be paid by persons other than the investment adviser or the Fund.

(e)          There are no management related service contracts under which services are provided to the Fund.

(f)           No person other than a director, officer, or employee of the Fund or person affiliated with Bruce and Co. regularly furnishes advice to the Fund and to Bruce and Co. with respect to the desirability of the Fund's investing in, purchasing and selling securities or other property or is empowered to determine what securities or other property should be purchased or sold by the Fund and no other person receives, directly or indirectly, remuneration for such advice, etc.

(g)          There is no plan pursuant to which the Fund incurs expenses related to the distribution of its shares and there are no agreements relating to the implementation of such a plan.

(h)          The Fund's custodian is Huntington National Bank, 41 South High, Columbus, Ohio 43216. The Fund's independent public accountant is Grant Thornton LLP, 175 West Jackson, Chicago, Illinois 60604.

The above named custodian has custody of all the Fund's securities. It accepts delivery and makes payment for securities purchased and makes delivery and receives payment for securities sold. The Fund's Shareholder and Transfer Agent is Unified Fund Services, 431 N. Pennsylvania Street, Indianapolis, Indiana 46204-1897; it receives and processes all orders by investors to purchase and to redeem Fund's shares, maintaining a current list of names and addresses of all stockholders and their respective holdings. Upon receipt of authorization to make payment of Fund expenses from the investment adviser, the above named custodian makes such payments from deposits of the Fund, and sends confirmation of all bills paid. Unified Fund Services pays dividends, makes capital gain distributions and mails annual reports and proxy statements to stockholders.

Unified Fund Services also provides the Fund with fund accounting and administration services.

Certified independent public accountants performed an annual audit of Fund's financial statements for each of the ten years ended June 30, 2005.

Brokerage Allocation and Other Practices:

(a)          Decisions to buy and sell securities for the Fund, the selection of brokers and negotiation of the commissions to be paid, or mark-ups (or mark-downs) on principal transactions, are made by Bruce & Co. Robert B. Bruce and R. Jeffrey Bruce, employees of the Fund and owners of Bruce & Co., are jointly and primarily responsible for making the Fund's portfolio decisions, subject to direction by the Board of Directors of the Fund. Placing the Fund's brokerage business and, where applicable, negotiating the amount of the commission rate paid take into account factors described in paragraph (c) below. It is the adviser's policy to obtain the best security price and execution of transactions available. During each of the last three years, the aggregate brokerage commissions by the Fund were:

Total Brokerage Commissions:

2005	$253,039

2004	$ 13,685
2003	$9,600

The general reason for the difference has been the growth of the Fund, and an increase in the number of portfolio securities. The Fund frequently purchases and sells securities, mainly fixed income securities, from dealers acting as principals. No commissions are paid on such transactions but prices do include mark-ups (or mark-downs).

(b)          None of the brokers with whom the Fund dealt in the last three years was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the investment adviser.

(c)          Brokers are selected to effect securities transactions for the Fund based on the adviser's overall evaluation of the commission rates charged, the reliability and quality of the broker's services and the value and expected contribution of such services to the performance of the Fund. Where commissions paid reflect services furnished in addition to execution, the adviser will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Such commissions may, be higher than could be obtained from brokers not supplying such services. The adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers. Such allocation is not on the basis of any formula, agreement or understanding.  It is not possible to place a dollar value on such research and other information and it is not contemplated that the receipt and study of such research and other information will reduce the cost to Bruce and Co. of performing duties under the Advisory Agreement. The Board of Directors of the Fund has permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers. The research, which is received from brokers, includes such matters as information on companies, industries, economic and market factors. The information received may or may not be useful to the Fund, and may or may not be useful to the investment adviser in servicing other of its accounts.

Bruce and Co. attempts to evaluate the overall reasonableness of the commissions paid by the Fund and attempts to negotiate commissions which are within a reasonable range, keeping in mind the brokerage and research services provided.

(d)          Bruce and Co. is not aware that any of the Fund's brokerage transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.

Capital Stock and Other Securities

Bruce Fund, Inc. has only one class of authorized stock, Capital Stock, $1.00 par value; its Articles of Incorporation authorize the Issuance of 200,000 such shares. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. The holders have no preemptive rights. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of such directors if they choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any directors. The shares are redeemable (as described in the Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liabilities associated with ownership of Fund stock. There are no conversion rights and no sinking fund provisions.

Purchase, Redemption and Pricing of Shares:

See Prospectus, "Purchasing of Fund Shares " and "Redemption of Fund Shares". There are no underwriters and no distribution of expenses of offering price over the net amount invested. There is no difference in the price at which securities are offered to public and individual groups and the directors, officers and employees of the Fund or its adviser.

Taxation of the Fund:

The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision will be made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company".

On dividends from ordinary income and short-term gains the stockholders pay income tax in the usual manner. The dividend-received exclusion does not apply to capital gains distributions. The dividend-received exclusion is subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year is less than 75% of the Fund's gross income exclusive of capital gains. Statements will be mailed to shareholders in January of the year after the close of the fiscal year showing the amounts paid and the tax status of the year's dividends and distribution. The dividends and long-term capital gains are taxable to the recipient whether received in cash or reinvested in additional shares. Federal legislation requires the Fund to withhold and remit to the Treasury a portion (20%) of dividends payable if the shareholder fails to furnish his taxpayer identification number to the Fund, if the Internal Revenue Service notifies the Fund that such number, though furnished, is incorrect, or if the shareholder is subject to withholding for other reasons set forth in Sec. 3406 of the Internal Revenue Code.

Underwriters:

The Fund will continuously offer public distribution of its securities. There are no underwriters or underwriting commissions with respect to such public distributions.

Financial Statements:

The financial statements and independent auditor’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Predecessor Fund’s Annual Report to the shareholders for the fiscal year ended June 30, 2005. You can obtain the Annual report without charge by calling the Fund at 1-800-872-7823.

Other information respecting Bruce Fund, Inc. is included in Part C, filed herewith.

PART C

Form N-lA

OTHER INFORMATION

 TABLE OF CONTENTS

PART C

Item No.	Title

22	Exhibits

23	Persons Controlled by or Common Control
with the Fund

24	Indemnification

25	Business and Other Connections of

Investment Adviser

26	Principal Underwriters

27	Location of Accounts and Records

28	Management Services

29	Undertakings

Signatures & Certification

Item 22.	Exhibits

(a) Articles of Incorporation - Incorporated by reference, previously filed N-1A, Part C dated November 11, 1983 (previous Exhibit A). With the exception of the ammendement to Article THIRD, Section (1), subsection (g), incorporated by reference, previously filed N-1A, Part C dated December 12, 2000 (Exhibit 23(a)), and the ammendent to Article Seventh, Section (7) (Exhibit 25).

(b)By-laws - Incorporated by reference, previously filed N-1A, Part C dated November 11, 1983 (prev. Exhibit B).

(c)Instruments Defining Rights of Security Holders -

Incorporated by reference, previously filed N-1A, PartC dated November 11, 1983 (prev. Exhibits A,B,C).

(d)Investment Advisory Contract - Incorporated by reference previously filed N-1A, Part C, dated December 12, 2000 (Exhibit 23(d)).

(e) Underwriting Contracts - None.

(f) Bonus or Profit Sharing Contracts - None.

(g) Custodian Agreement - Filed herewith dated June 30, 2005, (Exhibit 23(g)).

(h) Other Material Contracts - Transfer Agent Agreement, dated October 22, 2004,Amendment to the Transfer Agency Services Agreement, October 15, 2004, filed herewith, Exhibit 22(h).

(i) Legal Opinion - Incorporated by reference, previously filed N-1A, Part C dated November 11, 1983(prev. Exhibit F).

(j) Other Opinions - Independent Accountant Consent, dated October 28, 2005, filed herewith, Exhibit 22(j).

(k) Omitted Financial Statements - None.

(l) Initial Capital Agreements - None

(m) Rule 12b-1 Plan - None.

(n) Rule 18f-3 Plan - None.

(o) Reserved

(p) Code of Ethics - Bruce Fund, Inc. Incorporated by reference, previously filed N-1A, Part C dated December 12, 2000 (exhibit 23(p)). Bruce & Co., Inc., filed herewith, exhibit 22(p).

Item 23. Persons Controlled by or under Common Control with

Registrant

1.	None. Mr. Robert B. Bruce is a control person. See "Control Persons and Principal Holders of Securities", Part B.

2.	None.

Item 24. Indemnification

Art. Seventh, Par. 7(c) of the Registrant's Articles of Incorporation, as amended, provides that each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. There are additional provisions in said Paragraph 7(c) relating to procedure for such indemnification in case of settlement, limitations on costs and expenses (including attorney's fees in such event), the right of a stockholder to challenge such indemnification in certain cases, and express acknowledgment that such rights and indemnities are not exclusive of any other right to which the officers and directors may be entitled according to law.

Incorporated by reference, previously filed N-1A, Part C date December 12, 2000 (Exhibit 25).

Item 25. Business and Other Connections of the Investment
Adviser

Incorporated by reference to Part B of this filing see "Management of the Fund", Part B.

Item 26. Principal Underwriters

None.

Item 27. Location of Accounts and Records

All accounts, books or other documents required to
be to be maintained by section 31(a) of the 1940 Act,

and rules promulgated thereunder are kept under the direction of Robert B. Bruce, Bruce & Co., Inc., Suite 2414, 20 North Wacker Drive, Chicago, IL, 60606. Certain such records are also kept on the premises of the Fund Accountant and Transfer Agent, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN, 46204 under the direction of Mr. Michael Landis and on the premises of the Custodian, Huntington National Bank, 41 South High Street, Columbus, OH, 45263 under the direction of Mr. Allan Burkhart.

Item 28. Management Services

None.

Item 29. Undertakings

Not applicable.

Signatures & Certification

Pursuant to the requirements of (the Securities Act and) the Investement Company Act, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the day of October 31, 2005.

Bruce Fund, Inc.

________________________________

Fund

Robert B. Bruce, President

By___/s/ Robert B. Bruce___________________________

(Signature and Title)

Pursuant to the reqirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Robert B. Bruce

__/s/ Robert B. Bruce______________

Robert B. Bruce	Date: October 31, 2005

President

R. Jeffrey Bruce

__R. Jeffrey Bruce______________

R. Jeffrey Bruce	Date: October 31, 2005

Secretary